GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”)

Supplement dated May 23, 2019 to the Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented

Effective on or around May 24, 2019, Lazard Asset Management LLC (“Lazard”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Lazard in the Prospectus and SAI are hereby deleted in their entirety on or around such date. Although Lazard will no longer be an Underlying Manager on or around such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Lazard prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSTIISMACUMCHGSTK 05-19